Exhibit 10.3

INTERNATIONAL FINANCIAL         1113 S. Milwaukee Avenue, Libertyville, IL 60048
SERVICES CORPORATION                           (847)-549-0100 Fax (847)-549-0119
LESSEE: RMED INTERNATIONAL, INC. d/b/a TUSHIES LEASE NO. Always Refer To: 99-075
ADDRESS: 3925 N. Hastings Way                              Contact: Edward Reiss
                                                           Phone #: 715-831-0280

                             Equipment location if other than address of LESSEE:
Eau Claire WI 54702
Type of Company: Corporation

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            EQUIPMENT LEASED AS LISTED ON THE ATTACHED SCHEDULE "A"

TERM: 60 _______                    $42,450.00 per period for the first 60
Periods are: Monthly                periods followed by $0.00 per period for
Total # of Lease Payments: 60       the next 0 periods, followed by $0.00
Effective Date:                     per period for the next 0 periods.
                                    ADVANCE RENTALS, $42,450.00 payable at the
                                    signing of this lease to be applied to
                                    the first lease payment
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                          TERMS AND CONDITIONS OF LEASE

1. LEASE. LESSOR hereby ones to LESSEE and LESSEE hereby hires and takes from LESSOR, the personal property set forth in the EQUIPMENT Schedule A referenced above and any Schedule attached hereto with all replacement parts, additions, accessories incorporated therein and/or affixed thereto, hereinafter referred to as equipment.

2. RENTALS. During and for the original term hereof LESSEE hereby agrees to pay LESSOR as and for rental of EQUIPMENT the amounts specified above as monthly or other calendar period rental multiplied by the number of months or periods specified above. The first rental payment shall be made on the effective date as set forth above, in the event the effective date Is omitted when the LEASE is executed by the LESSEE, the LESSOR is authorized to and shall insert the effective date of this LEASE which shall be the expected date of delivery of EQUIPMENT, Subsequent monthly or other period rental payments shall be due on the same day of subsequent months or other calendar periods as the effective date of this LEASE. All payments shall be made at the office of the LESSOR at 1113 S. Milwaukee Avenue, Libertyville, IL 60048, or as otherwise directed by the LESSOR or assignee in writing.

3. TERM AND RENEWAL. The original term of this LEASE shall commence on the date that the EQUIPMENT is delivered to LESSEE and shall terminate upon the expiration of the number of months, or other calendar periods, set forth above from sale date.

4. EQUIPMENT AND LIABILITY. LESSOR, at the request of LESSEE, has ordered or shall order the equipment described above from a supplier selected by LESSEE. LESSOR shall not be liable for specific performance of this LEASE or for damages, if, for any reason, supplier fails to accept such order or delays or falls to fill the order. LESSEE agrees to accept such EQUIPMENT and to complete the acceptance notice provided by LESSOR.

5. PLACE OF USE; INSPECTION. LESSEE shall keep the EQUIPMENT at its place of business as specified above. LESSEE covenants and agrees not to allow the use of EQUIPMENT by other than the employees of the LESSEE and covenants and agrees not to rent or sublet the EQUIPMENT or any part thereof to others for their own use. Whenever requested by LESSOR, LESSEE shall promptly advise LESSOR as to the exact location of the EQUIPMENT. LESSOR, from time to time, may enter the premises where the EQUIPMENT is located and inspect same.

6. ADVANCE RENTALS. At the LESSOR'S option any advance rentals made hereunder may be applied by LESSOR to cure any default of LESSEE in which event LESSEE shall promptly restore the advance rentals to its silt amount as set forth above, LESSEE agrees to provide LESSOR with, Audited Annual Financial Statements and Compiled Financial Statements (income statement and balance sheet upon request and no less frequently then quarterly. LESSEE will from time to time promptly provide any additional credit or financial information that the LESSOR deems necessary to this transaction.

7. DISCLAIMER OF WARRANTY. LESSOR NOT BEING THE MANUFACTURER OR THE SUPPLIER OF THE EQUIPMENT, NOR A DEALER IN SIMILAR EQUIPMENT, HAS NOT MADE AND DOES NOT MAKE ANY REPRESENTATION WARRANTY OR COVENANT, EXPRESS OR IMPLIED, WITH RESPECT TO THE DESIGN, CONDITION, DURABILITY, SUITABILITY, FITNESS FOR A PARTICULAR USE OR MERCHANTABILITY OF THE EQUIPMENT OR AGAINST INTERFERENCE OR INFRINGEMENT IN ANY RESPECT. AS BETWEEN LESSOR AND LESSEE, THE EQUIPMENT SHALL BE ACCEPTED AND LEASED BY LESSEE "AS IS" AND "WITH ALL FAULTS". LESSEE AGREES TO SETTLE ALL SUCH CLAIMS DIRECTLY WITH THE SUPPLIER AND WILL NOT ASSERT ANY SUCH CLAIMS OF DEFENSES AGAINST LESSOR OR LESSORS ASSIGNEE. LESSOR ASSIGNS TO, AUTHORIZES AND APPOINTS LESSEE TO ENFORCE, IN ITS OWN NAME AND AT ITS OWN EXPENSE, ANY CLAIM, WARRANTY, AGREEMENT OR REPRESENTATION WHICH MAY BE MADE AGAINST THE SUPPLIER, BUT LESSOR ASSUMES NO OBLIGATION AS TO THE EXTENT OR ENFORCEABILITY THEREOF, NO DELAY IN SHIPMENT, DEFECT OR UNFITNESS OF THE EQUIPMENT, LOSS OR DAMAGE THERETO OR ANY OTHER CIRCUMSTANCES SHALL RELIEVE LESSEE OF ITS OBLIGATIONS UNDER THIS LEASE WHICH ARE ABSOLUTE AND UNCONDITIONAL, IN NO EVENT SHALL LESSOR BE LIABLE FOR ANY CONSEQUENTIAL DAMAGES. SUPPLIER IS NOT AN AGENT OF LESSOR AND NO EMPLOYEE OF SUPPLIER IS AUTHORIZED TO WAIVE, SUPPLEMENT OR OTHERWISE ALTER, ANY PROVISION OF THIS LEASE.

8. ERRORS IN ESTIMATED COST. The amount of each rent payment and the advance rental initially set forth above are based upon the estimated total cost of the EQUIPMENT (including taxes, transportation and any other charges) which is an estimate, and each shall be adjusted proportionally if the actual cost of the EQUIPMENT differs from said estimate. LESSEE hereby authorizes LESSOR to correct the figures set forth above when the actual cost is known, and to add the amount of each rent payment any sales or other tax that may be Imposed on or measured by rent payments. If the actual cost of the EQUIPMENT differs from the estimated cost by more than ten (10%) percent thereof, however, either party at its option may terminate this LEASE by giving written notice to the other party within fifteen (15) days after receiving notice of the actual cost or the corrected rent.

9. FILING. LESSEE hereby authorizes LESSOR to file this LEASE, and financing statements or security agreements with respect to the EQUIPMENT or any collateral provided by LESSEE to LESSOR prior to or following LESSORS acceptance of this LEASE, in any local jurisdiction or State of the listed States. LESSEE further authorizes LESSOR to file such LEASE, financing statement or security agreement without signature of LESSEE thereon, LESSEE shall execute such supplemental instruments and financing statements if LESSOR deems such to be necessary or advisable and shall otherwise cooperate to defend the title of the LESSOR by filing or otherwise. LESSEE. upon demand, shall promptly pay to LESSOR all filing costs and fees incurred or paid by LESSOR.

10. TITLE; LIENS; TAXES. The Equipment is, and shall at all times be and remain
(I) the sole and exclusive property of LESSOR; and the LESSEE shall have no right, title or interest therein or thereto except as expressly set forth in this LEASE; (ii) personal property notwithstanding that the EQUIPMENT or any part thereof may now be or hereafter become, in any manner affixed or attached to or included in, or permanently resting upon, real property or any building thereon. LESSEE agrees to affix nameplates or decals to the EQUIPMENT indicating LESSOR'S ownership thereof If requested and supplied by LESSOR.

      LESSEE shall keep the EQUIPMENT free and clear of levies, liens and encumbrances and shall pay all license and registration fees, assessments, filing or recording fees, documentary stamp tax, sale/use taxes. personal property taxes, gross receipt taxes, excise taxes Including value added taxes and all other taxes (local, state and federal) which may now or hereafter be imposed upon the ownership, leasing, rental, sale, purchase. possession or use of the EQUIPMENT whether assessed to LESSOR or LESSEE excluding, however, all taxes on or measured by LESSORS net income (Cont'd on reverse.)

THIS LEASE IS SUBJECT TO THE TERMS AND CONDITIONS PRINTED ABOVE AND ON REVERSE SIDE WHICH ARE MADE PART THEREOF AND WHICH LESSEE ACKNOWLEDGES THAT IT HAS READ,

IN WITNESS WHEREOF THE LESSEE HAS HEREBY EXECUTED THIS NON CANCELLABLE LEASE
THIS_____ Day of_______________ 19___    THE PARTIES BELOW EXECUTE THIS LEASE AS
                                       CO-LESSEES HEREUNDER. NAME OF LESSEES
ACCEPTED _________________ 19____    1.  RMED INTERNATIONAL, INC. d/b/a TUSHIES

INTERNATIONAL FINANCIAL SERViCES CORP., Lessor
BY _____________________________             SIGNED BY: [ILLEGIBLE]
TITLE: ___________________________           TITLE: President

LESSEES ORIGINAL SIGNATURE IN INK IS         (INDICATE CORPORATE OFFICE, GENERAL
REQUIRED ON LEASE PAGES 1,2,3,4,5 -          PARTNER, OWNER, ETC.)
MUST BE ORIGINAL SIGNATURES


                            LEASE COPY - DUPLICATE -2

10. TITLE; LIENS; TAXES. Cont'd

      If such taxes are levied against the LESSOR, the LESSOR shall have the right, but not the obligations, to pay any such taxes, whether levied against the LESSOR or the LESSEE. In such event the LESSEE shall reimburse the LESSOR thereof or within five (5) days after receipt of invoice and for the failure to make such reimbursement when due the LESSOR shall have all remedies provided herein with respect to the nonpayment of the rental hereunder. LESSEE shall give LESSOR immediate notice of any attachment or other judicial process, liens or encumbrances affecting the EQUIPMENT and shall indemnify and save LESSOR harmless from any loss or damage caused thereby.

11. USE AND RETURN OF EQUIPMENT. The LESSEE shall exercise due and proper care in the use, repair and servicing of the EQUIPMENT and at all times and at its expense shall keep and maintain the leased property in good Working condition, order, and repair. The LESSEE shall make no alteration to the leased property without the prior written consent of the LESSOR. Upon the expiration or termination of this LEASE, LESSEE at its sole expense shall forthwith properly pack and return the EQUIPMENT to LESSOR, or to such place designated by LESSOR within the Continental united States, in the same condition as when received by LESSEE, reasonable wear and tear alone excepted. EQUIPMENT most be deinstalled and dismantled by an independent agency that is certified and recognized within the industry, and the LESSOR, as being trustworthy. All replacement parts, additions and accessories incorporated in or affixed to the EQUIPMENT alter the commencement of this LEASE shall become the property of LESSOR. HOLDOVER: If the lessee does not return the equipment at the end of the lease or pay the appropriate purchase option (if any) without prior approval from LESSOR, the LESSOR at its election may extend the LEASE for one year intervals at double the initial rent per month.

12. INSURANCE. Commencing on the date risk passes to LESSOR from the suppler and continuing until LESSEE has redelivered possession of the EQUIPMENT to LESSOR. LESSEE, at its expense, shall keep the EQUIPMENT insured against all risks of toss or damage from every cause whatsoever for the greater of the total rent for the full term of this LEASE or the full undepreciated replacement value (new) of the EQUIPMENT, and shall carry public liability insurance both personal injury and property damage, covering the EQUIPMENT and its use. All insurance shall be of a type, form, in amounts, with companies and contain terms and conditions satisfactory to LESSOR. Certificates of insurance or other evidence satisfactory to LESSOR, including the original or certified copies of the actual policies showing the existence of insurance In accordance herewith, and the terms, conditions and payments therefor shall be delivered to LESSOR forthwith. Said insurance shall provide for loss, if any, payable to LESSOR and shall name LESSOR as an insured for purposes of liability insurance, The proceeds of insurance payable as a result of loss of or damage to EQUIPMENT shall be applied, at he option of LESSOR: (a) toward the replacement, restoration or repair of EQUIPMENT which may be lost, stolen, destroyed or damaged; or (b) toward payment of the obligations of LESSEE hereunder, in the event the LESSOR elects to apply insurance proceeds to the repair or to the obligations for rent hereunder, the LESSEE's obligations for the rent hereunder shall be reduced by the amount of such insurance proceeds, but the LESSEE shall be liable for any additional rents due. Such reduction of rents shall be allocated solely to the item or items lost, stolen, damaged or destroyed. LESSEE Irrevocably appoints LESSOR as LESSEES attorney intact to make claim for, receive payment of, and execute and endorse all documents, checks or drafts received in payment for loss or damage under any insurance policy.

13. LOSS; DAMAGE. LESSEE assumes and shall bear the risk of loss and damage to the EQUIPMENT from every cause whatsoever, whether or not insured. in the event of any loss or damage to the EQUIPMENT, LESSEE, at the option of LESSOR, shall
(a) place the same in good repair, condition and working order; or (b) replace the same with now EQUIPMENT; or (c) immediately pay to LESSOR the following amount: the greater of (x) the total unpaid rentals for the entire term hereof (discounted to present value at the rate of six (6) percent per annum plus LESSORS residual interest in such EQUIPMENT (herein agreed to be the greater of the fair market value of the EQUIPMENT at the expiration Of the LEASE or twenty
(20) percent of the EQUIPMENTS original cost to LESSOR) plus any amount due LESSOR pursuant to Section 18 hereof or (y) the fair market value of the EQUIPMENT immediately prior to the loss or damage. Upon such payment, together with payment of all other sums owing on said LEASE to and including such payment date. LESSOR will transfer title to the affected EQUIPMENT to LESSEE "as is", "where is", and without warranty, express or implied or merchantability, fit for a particular use, interference, infringement or otherwise.

14. INDEMNITY. Lessee does hereby assume liability for and does agree to indemnity, protect, save and keep harmless LESSOR, end any assignee of LESSOR from and against any and all liabilities, losses, damages, penalties, claims, actions, suits, costs, expenses and disbursements, including court costs and legal expenses, of whatever kind and nature, imposed on, incurred by or asserted against LESSOR, and any assignee of LESSOR (whether or not also indemnified against by any other person) in any way relating to or arising out of this LEASE or the manufacture, purchase, ownership, deliver, lease, possession, use, operation, condition, return or other disposition of the EQUIPMENT by LESSOR or LESSEE, including without limitation any claim alleging latent or other defects, whether or not discoverable by LESSOR or LESSEE; any claim for patent, trademark or copyright infringement; any claim arising out of strict liability in tort: and any axes for which LESSEE is responsible pursuant to this LEASE.

15. DEFAULT. Any of the following events or conditions shall constitute an event of default hereunder; (a) LESSEES failure to pay when due any rent or other amount due hereunder within five (5) days after the due date: (b) LESSEES default in performing any other term, covenant or condition hereof or under any other agreement between LESSOR and LESSEE if such default is not cured within five (5) days after written notice thereof except as provided in (c) or (d) of this Section 15; (c) seizure of any EQUIPMENT under legal process; (d) LESSEES failure to comply with Its obligations under Section 12 or Section 17; (e) the filing by or against LESSEE of a petition for reorganization or liquidation under the Bankruptcy Code or any amendment thereto or under any other insolvency Is, providing for the relief of debtors; (f) the voluntary or involuntary making of an assignment of a substantial portion of its assets by LESSEE for the benefit of creditors, appointment of a receiver or trustee for LESSEE or for any of LESSEE'S assets institution by or against LESSEE of any formal or informal proceeding for dissolution, liquidation, settlement of claims against or winding up of the affairs of LESSEE, or the making by LESSEE of a transfer of all or a material portion of LESSEEs assets or inventory not in liquidation, settlement of claims against or winding up of the affairs of LESSEE, or the making by LESSEE of a transfer of all or a material portion of LESSEEs assets or inventory not in the ordinary course of business; (g) the conditions of LESSEE'S affairs shall so change as to, in LESSORS opinion Impair the safety of any EQUIPMENT or increase LESSOR's credit risk.

16. REMEDIES. Upon LESSEE'S default, LESSOR shall have the right to exercise any one or more of the following remedies; (a) without affecting LESSORS title or right to possession of the EQUIPMENT, declare due, sue for and recover all rents and other amounts then accrued or thereafter accruing for the entire lease term,
(b) require LESSEE to promptly redeliver the EQUIPMENT in the manner specified in Section 9 hereof; or (c) repossess the EQUIPMENT without notice, legal process, prior judicial hearing or liability for trespass or other damages (which rights LESSEE hereby voluntarily, intelligently and knowingly waives). Such return or repossession of EQUIPMENT shall not terminate this LEASE unless LESSOR so notifies LESSEE in writing. LESSOR, at its option may sell or re-lease the EQUIPMENT upon such teems as It determines and apply the proceeds to LESSEE's obligations hereunder, after deducting from such proceeds all costs and expenses of repossession and disposition, reasonable attorney's fees (not less than twenty (20%) percent of amount due or Five Hundred and no/1OO ($500.00) Dollars, with ever is greater, if permitted by law) and, an amount equal to the greater of the estimated marker value of the EQUIPMENT at the expiration of this LEASE or twenty (20%) percent of the EQUIPMENT's original cost to LESSOR for LESSORS loss of its residual salvage value at the normal expiration of the LEASE. plus any amounts due LESSOR pursuant to Section 18 hereof, LESSEE shall promptly pay any resulting deficiency, together with interest at the lesser of twenty (20%) percent or the highest rate permitted by law and LESSOR's reasonable attorneys fees (not less than twenty (20%) percent of amount due or Five Hundred and no/100 ($500.00) Dollars, whichever is greater, if permitted by law) if legal action is required to collect such deficiency. If LESSOR is unable to repossess the EQUIPMENT for any reason, the EQUIPMENT shall be deemed a total loss and LESSEE shall pay to LESSOR the amount due pursuant to Section 13(c). All such remedies are cumulative and may be enforced separately or concurrently and are in addition to any other rights or remedies available to LESSOR at law or in equity. The foregoing provisions of this Section 16 are subject to any mandatory requirement of applicable law then in effect.

17. ASSIGNMENT. Without the prior written consent of LESSOR, LESSEE shall not assign, transfer, pledge or hypothecate this LEASE and EQUIPMENT or any interest in this lease or in and to the EQUIPMENT or permit its rights under this LEASE to be subject to any lien, charge or encumbrance of any nature. LESSEE'S interest herein is not assignable and shall not be assigned or transferred by operation of law. LESSOR shall have the right to assign this LEASE or any part thereof. If LESSOR assigns the rents reserved herein or all or any of the LESSOR's other rights hereunder, or amounts equal thereto, the right of the assignee to receive the rentals as well as any other right of the assignee shall not be subject to any defense, setoff, counterclaim or recoupment which may arise out of any breach or obligation of LESSOR or by reason of any other indebtedness or liability at any time owing by LESSOR to LESSEE. All rentals due hereunder shall be payable to assignee by LESSEE whether or not this LEASE Is terminated by operation of law or otherwise including without limitation, termination arising out of bankruptcy, reorganization or similar proceedings involving LESSOR. On receipt of notification of such assignment, LESSEE, subject to its rights hereunder, shall become the pledgeholder of the EQUIPMENT for and on behalf of the assignee and will relinquish possession thereof only to the assignee or pursuant to its written order. LESSEE, on receiving notice of any such assignment, shall abide thereby and make payments as may therein be directed, Following such assignments, the term "LESSOR' shall be deemed to include or refer to LESSOR'S assignee, provided that no such assignee shall be deemed to assume any obligation or duly imposed upon LESSOR hereunder and LESSEE shall look only to LESSOR for performance thereof. There shall be only one executed counterpart of this LEASE marked "Original" and all other counterparts shall be marked "Duplicate" To the extent that LEASE constitutes chattel paper (as defined in the Uniform Commercial Code) no security Interest in this lease may be created through the transfer or possession of any counterpart other than the original.

18. DEPRECIATION AND INVESTMENT TAX CREDIT INDEMNITY, (THIS SECTION DOES NOT APPLY IF LESSOR HAS AGREED IN WRITING TO PASS THE INVESTMENT TAX CREDIT (ITC) TO LESSEE.)

      If as to any EQUIPMENT, under any circumstances and for any reason whatsoever, except through the fault of the LESSOR, LESSOR shall lose or shall not have the right to claim, or there shall be disallowed or recaptured (collectively a "loss") (1) any portion of the maximum ITC, allowable under the internal Revenue Code of 1954, as amended, for now property with a useful life equivalent to the lease term for such EQUIPMENT; or (2) any portion of the claimed depreciation deductions for such EQUIPMENT, based on the cost thereof, LESSEE agrees to pay LESSOR upon demand an amount which, in the reasonable opinion of LESSOR, will cause LESSOR's after tax net yield in respect of such equipment to equal the net yield that LESSOR WOULD have received if LESSOR had not suffered such loss.

19. ENTIRE AGREEMENT; NON-WAIVER; NOTICES; SEVERABILITY. The LEASE contains the entire and only understanding between LESSOR and LESSEE relating to the subject matter hereof. My representation, promises or conditions out contained herein shall not be binding unless in writing and signed by duly authorized representatives of each part. No covenant or condition of this LEASE can be waived except by the written consent of LESSOR. My notices required to be given hereunder shall be given in writing at the address of each party herein set forth, or to such other address as either party may substitute by written notice to the other. Whenever reference is made herein to the "LEASE," it shall be deemed to include any Schedules attached hereto identifying all items of EQUIPMENT and the applicable term and rent, all of which constitute one indivisible lease of equipment to which all the terms and provisions hereof apply. If any provision of this LEASE is held invalid, such invalidity shall not affect any other provisions hereof.

20. LATE PAYMENTS: Whenever any portion of a Rental Payment is not paid for more than ten (10) days after it is due, Lessee agrees to pay Lessor on demand (as a fee to offset Lessors collection and administrative expenses) the greater of twenty-five dollars ($25.00) or ten percent (10%) of the overdue amount to the extent permitted by applicable law.

21. SURVIVAL. LESSEE'S indemnities shall survive the expiration or other termination of this LEASE.

22. CHOICE OF LAW, SERVICE OF PROCESS. This LEASE shall be binding and effective on LESSOR only when signed by an officer of LESSOR at its home office in Libertyville, Illinois, and except for local filing requirements, shall be governed by Illinois law and shall be deemed to have been made in Libertyville, Illinois. LESSEE does hereby submit to the jurisdiction of any courts (federal, state or local) having situs within the State of Illinois with respect to any dispute, claim or suit arising our of or relating to this LEASE or LESSEE'S obligations hereunder, and does hereby Irrevocably appoint CT Corporation, 208 South LaSalle Street, Chicago, Illinois, as their agent to receive service of any summons within sad state and transmit the same forthwith by certified mail to the last known address of LESSEE.

23. GENDER; NUMBER; JOINT AND SEVERAL LIABILITY; AUTHORIZATION. Whenever the context of this LEASE requires, the masculine gender includes the feminine or neuter and the singular number includes the plural; whenever the word ~LESSOR is used herein, it shall include all assignees of LESSOR; whenever the word Therein is used referring to this LEASE, it shall include the applicable Schedules hereto. If there is more than one LESSEE named in this LEASE, the liability of each shall be joint and several. LESSEE hereby authorizes LESSOR to (I) insert equipment serial numbers and other identification in the equipment description when known and (ii) correct any patent errors or omissions in fan LEASE.

                  INTERNATIONAL FINANCIAL SERVICES CORPORATION
                1113 S. Milwaukee Avenue, Libertyville, IL 60048

                         SCHEDULE "A" TO LEASE # 99-075

             AND/OR SECURITY AGREEMENT-MORTGAGE ON GOODS & CHATTELS
                 AND UNIFORM COMMERCIAL CODE #1 & #3 FILING FORM
                              DATED ______________

LESSEE: RMED INTERNATIONAL INC. d/b/a TUSHIES

LESSOR: INTERNATIONAL FINANCIAL SERVICES CORPORATION

EQUIPMENT AS DESCRIBED BELOW:

One (1) Genesis Elastic Leg Diaper Machine
One (1) BFF-20 Bulk Bag Unloader
One (1) 5R4-4 Reversing Control Panel
One (1) BFF-20-PT
One (1) 5-4 Rotary Drum Filter Modular Unit
One (1) S.A.P. Dosing Unit
One (1) #700-aks Adjustable Semi-Automatic Case Sealer
Two (2) 78-8079-5574-1 Infeed/Exit Conveyor (attachment for #700-aks)
One (1) #R06305o KIWI Matrix Single Line Ink Jet System w/ 1/2" character
One (1) D06009 Nozzle Plate Cleaner 1 Gallon Bottle
One (1) D060015 Black Porous Ink 1 Gallon Bottle
One (1) F063098 Mounting Bracket for 3M700AKS
One (1) Pneumatech Refrigerated Air Dryer
One (1) Pneumatech AD-15OR Remain Air Dryer 230/1/60 S/N
9512-T122459-STU
Two (2) C302 Type Holder 7 PC Capacity
One (1) Package Code Imprinter
Sixty (60) 9/32 DOT C302 L-HEAD SEG.
Integration of Cognex Vision Inspection System with One (1) Quality Assurance Monitor for Machine 7762.

         Including all accessories and attachments thereto and all proceeds thereof.

INTERNATIONAL FINANCIAL                 RMED INTERNATIONAL INC. d/b/a TUSHIES
SERVICES CORPORATION

By:__________________________________     By: [ILLEGIBLE]

Title: ______________________________     Title: President